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                                  LACLEDE GAS

                                    COMPANY












                                    CHARTER




















                             SAINT LOUIS, MISSOURI

                               FEBRUARY 11, 1994


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                                  Charter of

                              LACLEDE GAS COMPANY

                   (Formerly The Laclede Gas Light Company)

                              St. Louis, Missouri

                         CERTIFICATE OF ACCEPTANCE OF
                         THE LACLEDE GAS LIGHT COMPANY

      OF THE GENERAL AND BUSINESS CORPORATION ACT OF MISSOURI, AS AMENDED

     The undersigned, L. W. Childress, President, and J. J. Needham, Secretary of The Laclede Gas Light Company hereby certify as follows:

     1. This corporation was incorporated by special act of the General Assembly of the State of Missouri, found in Laws of Missouri 1856-1857, page 598, approved March 2, 1857, entitled "An Act to Incorporate 'The Laclede Gas Light Company'," which Act was amended by an Act of the General Assembly of the State of Missouri approved March 3, 1857, found in Laws of Missouri, 1856-1857, page 599, entitled "An Act Supplementary and Amendatory of an Act entitled 'An Act to Incorporate the Laclede Gas Light Company'," and by an act of the General Assembly of the State of Missouri approved March 26, 1868, found in Laws of Missouri, 1868, page 187, entitled "An Act to Amend an Act to Incorporate the Laclede Gas Light Company, Approved March 2, 1857." For convenience copies of said acts are annexed to this certificate as Exhibit A.

     2. The board of directors of this corporation at a special meeting duly called and held on the 17th day of December, 1946, authorized the acceptance by this corporation of The General and Business Corporation Act of Missouri, as amended, pursuant to the provisions of Section 173 of said Act, and the filing of this certificate of acceptance in this form, subject to approval by the affirmative vote of a majority of the outstanding shares of stock of this corporation at a special meeting called for that purpose.

     3. Said special meeting of the shareholders of this corporation was called by action taken at said meeting of the board of directors of this corporation, and was held on the 27th day of January, 1947, and the undersigned president of this corporation was chairman of said meeting of shareholders. Notice of said special meeting of the shareholders was duly published in the St. Louis Globe Democrat, a daily newspaper published in the City of St. Louis, fourteen times, the first publication being inserted on January 13, 1947, and the last publication being made on January 26, 1947. Notice of said meeting was also on the 28th day of December, 1946, duly mailed to each stockholder of record of this corporation on that date, and said notice included a copy of this certificate.

     4. At said special meeting of the shareholders of this corporation, this certificate of acceptance was approved by the affirmative vote of a majority of the outstanding shares of stock of this corporation by the adoption of the following resolution, to-wit:


RESOLVED that the certificate of acceptance of The General and Business Corporation Act of Missouri, as amended, heretofore duly authorized by the board of directors of this corporation, be and the same is hereby approved, and that the stockholders of this corporation do hereby vote in favor of and adopt the articles set forth in said certificate, which articles are adopted in furtherance of and in connection with the acceptance of said Act, and that the president and secretary of this corporation be and they are hereby authorized to make, sign and file said certificate of acceptance in accordance with Section 173 of said Act.

     5. The articles referred to in the resolution of shareholders set forth in the last preceding paragraph of this certificate and duly adopted, are as follows, to-wit:

                                   ARTICLE I

     The name of this corporation is The Laclede Gas Light Company.

                                 ARTICLE II

     The address of the present registered office in this state of this corporation is 1017 Olive Street, St. Louis, Missouri, and the name of the present registered agent at such address is J. J. Needham.

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                                 ARTICLE III

     The aggregate number of shares which this corporation has authority to issue is 7,133,620 shares of common stock of the par value of $4.00 per share. The present stated capital of this corporation is $9,734,480, represented by 2,433,620 fully paid and non-assessable shares now issued and outstanding of said $4.00 par value common stock.

                                 ARTICLE IV

     The board of directors shall consist of nine members, none of whom need be a shareholder, who shall be elected by cumulative voting as provided by Missouri law, and who shall have power to make, alter, amend, or repeal the bylaws of this corporation.

                                   ARTICLE V

     The duration of this corporation shall be perpetual.

                                  ARTICLE VI

     Without in any manner limiting or impairing the powers and purposes now provided by its existing charter, this corporation shall have the following powers and purposes: To supply the cities, towns, villages, districts and neighborhoods in and near the County of St. Louis, Missouri, and public and private buildings located therein, and the inhabitants thereof, with gas for light, heat, power and other purposes. Also the following powers and purposes which this corporation may carry out in St. Louis County, Missouri, and elsewhere in the State of Missouri and other states of the United
States: To operate a gas business; to manufacture, buy, sell, and deal in, and use in its own business gas, coke and other fuels and by-products of the manufacture of the same; to buy and sell natural gas; to construct, operate and maintain distribution systems for gas, and to construct, operate, lay and maintain mains, pipes, and equipment necessary or convenient in the distribution of gas; to buy, sell and deal in furnaces, stoves, refrigerators and appliances and equipment of all kinds and related materials, and to service the same; to accept, lease, sell, assign, mortgage, pledge and dispose of franchises; to carry on all business generally and usually carried on by an operating gas utility company and to do any and all acts necessary or incidental in connection therewith.

                                 ARTICLE VII

     The special act of the General Assembly of Missouri approved March 2, 1857, found in Laws of Missouri, 1856-1857, page 598, entitled "An Act to Incorporate 'The Laclede Gas Light Company'" and the act of the General Assembly of Missouri, approved March 26, 1868, found in Laws of Missouri, 1868, page 187, entitled "An Act to Amend an Act to Incorporate the Laclede Gas Light Company, approved March 2, 1857," together with and as supplemented by these articles, shall constitute the articles of incorporation or charter of this corporation. In case of any conflict between said acts of the General Assembly and these articles, the provisions of these articles shall govern; provided, however, that nothing herein contained shall be construed to limit or impair any right, privilege, immunity or franchise which this corporation has by reason of Section 5 of said Act approved March 2, 1857, and Section 1 of said Act approved March 26, 1868, or either of said sections.

     6. The number of shares voted for the resolution of the shareholders hereinbefore in paragraph 4 of this certificate set forth was 1,742,580 and the number of shares voted against such resolution was 39,287.

     7. The issued and outstanding shares of this corporation consist of 2,433,620 shares of $4.00 par value common stock, all of one class. The number of authorized shares of this corporation is 7,133,620 shares of common stock of one class of the par value of $4.00 per share. No increase or reduction of authorized shares has been made by or in connection with this certificate of acceptance.

     8. By reason of the foregoing actions, this corporation has accepted, and by the execution and filing of this certificate does hereby accept The General and Business Corporation Act of Missouri, as amended, pursuant to and in accordance with the provisions of Section 173 thereof, so as to become entitled to all the rights, privileges and benefits provided by said act, and has accepted the obligations and duties imposed by said act.

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     IN WITNESS WHEREOF, this certificate has been executed by the president of The Laclede Gas Light Company and by the secretary of said corporation who has affixed hereto the corporate seal.

                                        L. W. CHILDRESS
                                            President
                                            ---------

(Seal)                                   J. J. NEEDHAM
                                          Secretary
                                          ---------

ATTEST


               J. J. NEEDHAM
                 Secretary
                 ---------

STATE OF MISSOURI )
                  )  SS.
CITY OF ST. LOUIS )

     On this 26th day of February, 1947, before me the undersigned, a Notary Public in and for the City and State aforesaid, personally appeared
L. W. Childress and J. J. Needham to me known to be the persons described in and who executed the foregoing instrument and acknowledged that they executed the same as their free act and deed.

     IN WITNESS WHEREOF, I have set my hand and seal in the City of St. Louis, Missouri, the day and year last above mentioned.

     My commission expires April 16, 1948.

                                        LEE R. TUNEHORST
                                        Notary Public


STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

     L. W. Childress and J. J. Needham, being first duly sworn, on their oaths state that they are respectively president and secretary of The Laclede Gas Light Company, a Missouri corporation, and that the facts recited in the foregoing certificate are true and correct to the best of their knowledge and belief.

                                        L. W. CHILDRESS

                                        J. J. NEEDHAM

     Subscribed and sworn to before me a Notary Public in and for the City of St. Louis, Missouri, this 26th day of February, 1947.

     My commission expires April 16, 1948.



                                        LEE R. TUNEHORST
                                          Notary Public
                                          -------------

(Filed and certificate issued Feb. 28, 1947--Wilson Bell,
                                             Secretary of State)


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                                   EXHIBIT A

AN ACT to incorporate "THE LACLEDE GAS LIGHT COMPANY."

     Be it enacted by the General Assembly of the State of Missouri, as follows:

     Section 1. James M. Hughes, Edward Bredell, Robert Holmes, John C. Rust, Charles Gibson, Samuel H. Gardner, Henry A. Clover and Archibald Gamble be, and they are hereby, created and constituted a body politic and corporate, by the style of "The Laclede Gas Light Company," and by that name, they and their successors and assigns shall have perpetual succession, may contract and be contracted with, sue and be sued, and may also hold and convey, or otherwise manage and dispose of such property, real, personal and mixed, as may be necessary for the purposes of said corporation, and the prosecution of its legitimate business.

     Section 2. The capital stock of said company shall be fifty thousand dollars, and the same may be increased to two million dollars, which shall be divided into shares of one hundred dollars each.

     Section 3. The affairs of said company shall be conducted by a board of not less than five directors, and such officers and agents as they may deem necessary; said directors to be chosen annually, by the stockholders, each share of stock being entitled to one vote in such election, and they shall hold their offices for one year, and until their successors are elected and qualified; said directors shall have power to ordain and make all needful by-laws, rules and regulations, for the transaction of the business of said company, and, under the direction of the stockholders, may have absolute power over all the property and effects of said company. They may also fill vacancies in their board until the next regular election.

     Section 4. The said corporators, or a majority of them may, at any time, open books in the city of St. Louis, for subscription to the capital stock of said company, and, upon the sum of fifty thousand dollars being subscribed may organize said company under this charter.

     Section 5. The said company, its successors and assigns, shall, within all that portion of the present corporate limits of the city of St. Louis, in St. Louis county, not embraced within the corporate limits of said city, as established by the act entitled 'An Act to incorporate the City of St. Louis,' approved February 8, 1839, have and enjoy, during the continuance of this act, the sole and exclusive privilege and right of lighting the same, and of making and vending gas, gas-lights, gas-fixtures, and of any substance or material that may be now or hereafter used as a substitute therefor; and to that end, may establish and lay down, in said portion of said corporate limits, all pipes, fixtures, or other thing properly required, in order to do the same (the same to be done with as much dispatch and as little inconvenience to the public as possible), and shall also have all other powers necessary to execute and carry out the privileges and powers hereby granted to said company.

     Section 6. The city of St. Louis and said company may make any contracts they may deem to their mutual advantage, in regard to the lighting of any parts of said portion of said corporate limits, or any other thing relating to the business and affairs of said company. The said city shall have the right, at the expiration of twenty years from the time of the organization of said company under this charter, to purchase all the property and effects of the same, paying therefor to the same the value of such property and effects, with twenty per cent, added thereto, such value to be fixed by two appraisers, one to be chosen by the city and the other by the company, and if they cannot agree, then the two thus chosen shall nominate a third man, and a decision of any two of the three shall be binding; and upon such purchase being made, all such property and effects, and all rights and privileges granted to said company shall immediately pass to and vest in said city. If said city fail so to purchase said property and effects, then this charter shall be, and the same is hereby, renewed and extended for the further period of thirty years after the expiration hereof.

     Section 7. Any person or body corporate who shall, within said portion of said corporate limits, interfere with the privileges hereby granted to said company, or exercise like acts or privileges, shall, for every such offence, forfeit and pay to said company one thousand dollars, and each day's continuance of such offence shall be construed to be, and be, a new offence, under this section.

     Section 8. The said company and this act is hereby exempted from the operation of section 6, 7, 13, 14, 15, 18 and 20 of article first of the act entitled 'An Act concerning Corporations,' approved November 23, 1855.

     Section 9. This act shall take effect from its passage, and shall continue in force for thirty years.

     Approved March 2, 1857.

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AN ACT supplementary and amendatory of an act entitled "An Act to incorporate the Laclede Gas Light Company."

     Be it enacted by the General Assembly of the State of Missouri, as follows:

     Section 1. The act to which this act is amendatory is hereby amended as that the words 'sole and exclusive,' in the fifth section of the act are stricken out.

     Section 2. The city of St. Louis shall not be compelled, in any purchase which it may make under the sixth section of the before recited act, to pay more than the appraised value of the property and effects of the corporation created by said act, without any addition of percentage.


     This act to take effect and be in force from and after its passage.

     Approved March 3, 1857.

AN ACT to amend an act to incorporate the Laclede Gas Light Company, approved March 2, 1857.

     Be it enacted by the general assembly of the State of Missouri, as follows:

     Section 1. The said Laclede Gas Light Company shall and may, within the corporate limits of the city of St. Louis, as the same are now or may hereafter be established, exercise, have, hold, and enjoy forever all the rights, privileges, and franchises granted to it by the fifth section of the act to which this act is amendatory, and may, at any time, lease, sell, or dispose of any portion of said rights, privileges, and franchises to individuals, associations, or corporations intending or desiring to exercise the same within any portion of the limits aforesaid.

     Section 2. The capital stock of said company may be increased, from time to time, to such amount as may be necessary to carry on its business.

     Section 3. Nothing in this act contained shall be construed as affecting the vested rights of the St. Louis Gas Light Company; and the sixth section of the said act, to which this act is amendatory, is hereby repealed.

     Section 4. An act entitled an act supplementary to and amendatory of an act entitled an act to incorporate the Laclede Gas Light Company, approved March 3, 1857, is hereby repealed.

     Section 5.  This act shall take effect from its passage.

     Approved March 26, 1868.

(Filed and certificate issued Feb. 28, 1947--Wilson Bell
                                             Secretary of State)

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                         THE LACLEDE GAS LIGHT COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     The Laclede Gas Light Company, a corporation organized and existing under the laws of the State of Missouri, does hereby certify as follows:

     FIRST:  That the name of this corporation is The Laclede Gas Light
Company.

     SECOND: That on February 14, 1950 at an annual meeting of the shareholders of said corporation held at the office of said corporation, 1017 Olive Street, St. Louis, Missouri, the following amendments of the Articles of Incorporation of said corporation were adopted:

     That the Articles of Incorporation of this corporation be amended by striking from Article III of the Articles contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, the first sentence of said Article III, to-wit, "The aggregate number of shares which this corporation has authority to issue is 7,133,620 shares of common stock of the par value of $4.00 per share", and by adding immediately after said Article III of said Articles, a new article, to be known as Article III-A, which shall read as follows:

                               ARTICLE III-A

     The aggregate number of shares which this corporation shall have authority to issue is 7,613,620 shares, divided into two classes, a class of common stock and a class of preferred stock, and the number of shares of each class is

     (1) 7,133,620 shares of common stock of the par value of $4.00 per share, being the same shares referred to in Article III of these Articles prior to the amendment of said Articles hereby.

     (2) 480,000 shares of preferred stock of the par value of $25 per share.

Said shares of preferred stock shall have the following preferences, qualifications, limitations, restrictions and special and relative rights:

     1. The preferred shares shall, as hereinafter set forth, be entitled to limited preferential dividends and to a limited amount on dissolution or liquidation.

     2. The board of directors is hereby expressly authorized to cause such shares to be issued from time to time in series, and by resolution adopted prior to the issue of shares of any particular series, to fix the distinctive serial designation of the shares of such series. No series need consist of the same number of shares as any other series.

     3. Before any dividends on common stock shall be declared or paid or set apart for payment, the holders of outstanding preferred stock of any series shall be entitled to receive, but only when and as declared, out of any funds legally available for the declaration of dividends, cumulative cash dividends thereon at a dividend rate per share of the per cent per annum of the par value thereof applicable to the shares of such series, and no more, payable to shareholders of record as of a date, not exceeding thirty days preceding the date for the payment of any such dividend, fixed in advance by the board of directors as the record date for the determination of the shareholders entitled to receive payment of such dividend. The board of directors is hereby expressly authorized, by resolution adopted prior to the issuance of any shares of any particular series, to fix the dividend rate (which shall in no case exceed eight per cent per annum) applicable to the shares of such series and the date from which dividends on shares of such series issued prior to the date for payment of the first dividend thereon shall be cumulative.

     Dividends on shares of the preferred stock of any series which are issued on or after the date for the payment of the first dividend thereon shall be cumulative as follows:

     (a) If issued after a record date for a dividend on preferred shares but on or before the payment date for such dividend, they shall be cumulative from said payment date;

     (b) Otherwise they shall be cumulative from the quarter-annual dividend payment date next preceding the date of issue of such shares.

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     The quarter-annual dividend payment dates of the aforesaid dividends on the preferred stock, regardless of series, shall be the last days of March, June, September and December of each year.

     The dividends on all of the preferred shares outstanding, whether of one or more series, shall be cumulative, and no dividends shall at any time be declared or paid or set apart for payment on the common stock unless full dividends on the preferred stock for the current quarterly dividend period, as well as for all past quarterly dividend periods, shall have been declared.

     4. The shares of preferred stock of any series may be redeemed at the option of the board of directors in whole or in part at any time by the payment in cash, with respect to each share so to be redeemed, to the record holder thereof, against the surrender for cancellation, change or endorsement, as the case may require, of his certificate therefor, of the redemption price applicable to the shares of such series on the redemption date. The board of directors is hereby expressly authorized, by resolution adopted prior to the issuance of any shares of any particular series, to fix the redemption price applicable to the shares of such series, which redemption price may be so fixed as to vary according to the time of redemption, and to fix the terms of redemption of the shares of such series; provided that such terms of redemption so fixed shall not be inconsistent with the Articles of Incorporation of this corporation, as amended. The redemption price shall in no case exceed an amount per share equal to the par value thereof plus fifteen per cent of such par value plus a sum computed at the annual dividend rate on the par value of such share from the date from which dividends on such share became cumulative to the redemption date, less the aggregate of the dividends theretofore or on such date paid thereon.

     In case of redemption of a part only of the preferred shares, or of a part only of the preferred shares of any series, the board of directors may determine what shares are to be redeemed, and the selection thereof may be by lot or in any other manner, as the board of directors may determine.

     Notice of every such redemption shall be given by publication, published at least once in a daily newspaper published in the City of St. Louis, Missouri, and in a daily newspaper published in the Borough of Manhattan, the City of New York, at least thirty but not more than sixty days before the date fixed for redemption. Notice of redemption shall also be mailed at least thirty but not more than sixty days before each redemption date to the holders of record of the preferred shares to be redeemed at their respective addresses as the same shall appear on the books of this corporation, but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any such shares.

     If such notice of redemption shall have been duly given by publication, and all funds necessary for such redemption shall, on or before the redemption date, have been set aside so as to be available therefor, then, notwithstanding that any certificate for the shares of the preferred stock so called for redemption shall not have been surrendered for redemption, the shares represented thereby shall from and after the redemption date no longer be deemed to be outstanding and all rights of the holders thereof as holders of such shares shall cease, excepting only their right to receive the redemption price, but without interest. It is provided, however, that after notice of redemption shall have been duly given by publication, or after this corporation has given irrevocable instructions therefor, this corporation may deposit, in trust, for the account of the holders of the shares so to be redeemed, with a bank or trust company doing business in the City of St. Louis, Missouri, or in the Borough of Manhattan, the City of New York, having a capital, surplus and undivided profits aggregating at least $5,000,000, all funds necessary for such redemption, and if such deposit is so made on or before the redemption date, all shares with respect to which such deposit shall be made shall forthwith upon the making of such deposit no longer be deemed to be outstanding, and all rights of the holders thereof as holders of such shares shall thereupon cease, excepting only their right to receive from the fund so deposited the amount payable upon the redemption thereof, but without interest, and except any unexpired right that may have been lawfully given them as hereinafter provided to have said shares converted into shares of common stock of this corporation.

     This corporation may at any time purchase out of surplus, or, when and as permitted by law, out of stated capital, preferred shares of any series, but for not more than the applicable redemption price.

     Any preferred shares, regardless of series, purchased and retired, or redeemed and retired, or purchased or redeemed out of stated capital as permitted by law, shall have the status of authorized but unissued shares of preferred stock, and may again be issued.

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     5. In the event of any liquidation, dissolution or winding up of the affairs of this corporation, then before any distribution shall be made to the holders of the common stock, the holders of shares of the preferred stock at the time outstanding of any series, shall be entitled to be paid in cash the involuntary liquidating value per share applicable to the shares of such series, upon any involuntary liquidation, dissolution or winding up of the affairs of this corporation, or the voluntary liquidating value per share applicable to the shares of such series, upon any voluntary liquidation, dissolution or winding up of the affairs of this corporation. After such payment to the holders of all the outstanding preferred shares of whatsoever series, the remaining assets of this corporation shall be distributed among the holders of the common stock then outstanding according to their respective shares. The board of directors is hereby expressly authorized, by resolution adopted prior to the issuance of any shares of any particular series, to fix the aforesaid involuntary liquidating value per share applicable to the shares of such series and the aforesaid voluntary liquidating value applicable to the shares of such series, and said voluntary and involuntary liquidating values may be, but need not be the same with respect to the shares of the same series, but neither said voluntary nor said involuntary liquidating value of the shares of any series shall in any case exceed an amount per share equal to the sum of the par value of such share plus fifteen per cent of the par value of such share plus a sum computed at the annual dividend rate on the par value of such share from the date from which dividends on such share became cumulative to the date fixed for the payment of such distributive amounts, less the aggregate of the dividends theretofore or on such date paid thereon.

     6. To the extent permitted by law the board of directors is hereby expressly authorized, by resolution adopted prior to the issuance of any preferred shares of any particular series to fix the terms and amount of any sinking fund for the purchase or redemption thereof, if in the judgment of the board of directors such a sinking fund should be provided for the shares of such series, and to the extent permitted by law is hereby expressly authorized, by resolution so adopted, to fix the terms and conditions, if any, under which the shares of any particular series may be converted into shares of common stock of this corporation.

     7. The shares of any particular series may vary from those of any or all other series in respect to any or all of the following terms which may be fixed by the board of directors as and to the extent hereinbefore provided: as to distinctive serial designation; as to dividend rate; as to date from which dividends on shares of such series issued prior to the date for payment of the first dividend thereon shall be cumulative; as to redemption price; as to the terms of redemption; as to involuntary liquidating value (as hereinbefore defined); as to voluntary liquidating value (as hereinbefore defined); as to whether any sinking fund is provided for the purchase or redemption thereof and as to the terms and amount of such sinking fund; and as to whether such shares may be converted into shares of common stock of this corporation and as to the terms and conditions, if any, under which they may be so converted. In all other respects all of the shares of the preferred stock, regardless of series, shall in all respects be equal and shall have the preferences, rights, privileges and restrictions fixed by the Articles of Incorporation of this corporation, as amended.

     8. No holder of any share or shares of preferred stock shall be entitled as such as a matter of right to subscribe for or purchase any stock of any class, whether now or hereafter authorized or outstanding, which may hereafter be issued or sold by this corporation, or any securities convertible into stock of any class, and whether issued or sold for cash, property, services or otherwise.

     9. The shares of preferred stock shall not be entitled to vote, either in elections of directors or upon any other matter, except as otherwise provided by law or the Articles of Incorporation of this corporation, as amended.

     For the purposes of this subdivision 9 a quarter-annual dividend shall be deemed in default at any time when (1) the quarter-annual dividend payment date for such dividend has passed and (2) the full amount of such dividend has not been declared and either paid or funds set aside for its payment. If and whenever six quarter-annual dividends payable on all or any part of the preferred shares or any series thereof shall be in default, then, and until such default shall have been remedied so that no dividends on any preferred shares are in default, the shares of outstanding preferred stock shall be entitled to one vote for each share on all matters (but the right of the outstanding shares of common stock to vote on such matters shall not be impaired) and the directors shall be elected as follows: the holders of outstanding shares of preferred stock, voting as a separate class, shall be entitled to elect, by cumulative voting as provided by Missouri law, the minimum number of directors required for a majority of the entire membership of the board of directors, and the holders of outstanding shares of common stock, voting as a separate class, shall be entitled to elect, by cumulative voting as provided by Missouri law, the remainder of the directors.

     Whenever such default shall have been remedied as aforesaid, the preferred shares shall revert to their former status as regards voting, and elections of directors shall be had as formerly.

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     The foregoing provisions of this subdivision 9 shall not be deemed to change the times for electing directors or the term of office of any director, both of which shall be the same when said provisions are applicable as when they are not applicable.

     10. So long as any shares of the class of preferred stock hereby authorized are outstanding, no amendment to the Articles of Incorporation of this corporation hereafter duly proposed providing for the creation or increase of preferential shares (whether additional shares of the class of preferred stock hereby authorized or other preferential shares) which would rank on a parity with the preferred shares hereby authorized as to assets or dividends or both, or which would reclassify authorized but unissued shares of stock of any class into preferential shares which would rank on such parity, may be adopted unless such amendment receives the affirmative vote of a majority of the outstanding shares of the class of preferred stock hereby authorized, voting as a separate class, in addition to the affirmative vote of a majority of all outstanding shares entitled to vote and in addition any other vote required by law; but upon such amendment receiving such vote, it may be adopted.

     11. So long as any shares of the class of preferred stock hereby authorized are outstanding, no amendment to the Articles of Incorporation of this corporation hereafter duly proposed providing for the creation or increase of preferential shares having any preference or priority over shares of preferred stock of the class hereby authorized, either as to assets or as to dividends, or which would reclassify authorized but unissued shares of stock of any class into preferential shares having such preference or priority over shares of preferred stock of the class hereby authorized, or which would reclassify then outstanding shares of stock of any class ranking junior to the class of preferred stock hereby authorized, wholly or partially, into shares of stock of the class hereby authorized or of any class ranking on a parity with preferred shares hereby authorized, as to assets or dividends, may be adopted unless such amendment receives the affirmative vote of a least seventy-five per cent of the outstanding shares of the class of preferred stock hereby authorized, voting as a separate class, in addition to the affirmative vote of a majority of all outstanding shares entitled to vote and in addition to any other vote required by law; but upon such amendment receiving such vote, it may be adopted.

     12. So long as any shares of the class of preferred stock hereby authorized are outstanding, no amendment to the Articles of Incorporation of this corporation hereafter duly proposed which would alter or change the preferences, priorities, special rights or special powers given to the class of preferred stock authorized hereby, so as to affect such class adversely, may be adopted or such change or alteration made, unless such amendment receives the affirmative vote of at least two-thirds of the outstanding shares of the class of preferred stock hereby authorized, in addition to the affirmative vote of a majority of all other outstanding shares entitled to vote and in addition to any other vote that may be required by law; but upon such amendment receiving such vote, it may be adopted, and such change or alteration made; provided, however, that if such amendment would alter or change, so as to affect any shares of such class adversely, the rights of such shares with respect to dividends, or the dividend rate thereon, or the redemption price thereof, or the amounts payable thereon on voluntary dissolution or liquidation, or the amounts payable thereon on involuntary dissolution or liquidation, or the rights, if any, thereof with respect to conversion into common stock, then such amendment may not be adopted, nor such change or alteration made, unless it receives, in addition to the vote above required by this subdivision 12, the affirmative vote of at least seventy-five per cent of the outstanding shares of each and every series which would be adversely affected by such alteration or change; but upon such amendment receiving such vote, it may be adopted, and such change or alteration made.

     13. So long as any shares of the class of preferred stock hereby authorized are outstanding, this corporation shall not, without the consent (given in writing without a meeting or by vote at a meeting duly called for the purpose) of the holders of at least two-thirds of the aggregate number of shares of said preferred stock then outstanding:

     (a) Sell or otherwise dispose of any shares of said preferred stock or of stock of any class ranking on a parity with said preferred stock as to assets or dividends, unless the gross income of this corporation for a period of any twelve consecutive calendar months within the fifteen calendar months immediately preceding the first day of the month in which such additional stock is issued, is at least one and one-half times the annual requirements for (1) dividends on all stock of the class hereby authorized and of any other class ranking on a parity therewith or having any preference thereover, as to assets or dividends, that will be outstanding immediately after the issue of such additional stock, plus (2) interest on all bonds, notes, debentures and other interest-bearing obligations of this corporation (of whatsoever maturity date) that will be outstanding immediately after the issue of such additional stock; and for this purpose "gross income" means the operating revenues of this corporation less operating expenses and taxes, plus other income, if any, all determined in accordance with the Uniform System of Accounts for Gas Utilities prescribed by, and any applicable orders of the Public Service Commission of Missouri; or

     (b) Declare or pay any dividend (other than a stock dividend) on stock of any class which ranks junior to said preferred stock at any time when the stated capital represented by stock of all classes ranking junior to said preferred stock plus paid-in and capital surplus and earned surplus, is less than twenty-five per cent of the total capitalization of this corporation, unless one or the other of the following conditions is met (and if either is met such dividend may be declared and paid if otherwise proper):

     (1) Such dividend is in an amount not greater than seventy-five per cent of the net earnings of this corporation after provision for dividends on the preferred stock outstanding (computed according to generally accepted accounting principles) earned during the fiscal year of this corporation in which such dividend is declared and before the end of the quarter in which such dividend is declared; or

     (2) Such dividend, and all other dividends (other than stock dividends) on stock of any class which ranks junior to said preferred stock, declared or paid since the earliest date of issue of any then outstanding shares of said preferred stock or of stock of any class ranking on a parity with said preferred stock, as to assets or dividends, aggregate not more than seventy-five per cent of the net earnings of this corporation after provision for dividends on the preferred stock outstanding (computed as aforesaid) earned between said earliest date of issue and the end of the quarter in which such dividend is declared.

It is provided, however, that for the purposes of the above conditions (1) and (2) net earnings may be estimated for the quarter in which any such dividend is declared. For the purpose of this clause (b) of subdivision 9, total capitalization means the sum of stated capital plus paid-in and capital surplus, plus earned surplus, plus bonds, notes, debentures and other interest-bearing obligations of this corporation having a maturity of one year or more from the date thereof. In determining the earliest date of issue of outstanding shares as provided in condition (2) above, any shares which may have been reissued shall be treated as having been first issued as of the date when they were last issued; or

     (c) Issue any shares of said preferred stock or of stock ranking on a parity with said preferred stock as to assets or dividends, if the stated capital to be represented by shares of said preferred stock and such other stock to be outstanding immediately after such issue, would exceed the stated capital to be represented by shares of stock to be then outstanding ranking junior to said preferred stock as to assets and dividends, increased by the amount of any paid-in surplus and capital surplus and any earned surplus, or reduced by the amount of any deficit.

     14. The shares of said preferred stock may be issued for such consideration not less than the par value thereof as shall be fixed from time to time by the board of directors.

                         ----------------------------



     That the Articles of Incorporation of this corporation be amended by adding to the Articles contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, immediately before Article IV of said Articles, a new article to be known as Article III-B, which shall read as follows:

                                ARTICLE III-B

     No holder of any share or shares of common stock of this corporation shall be entitled as a matter of right to subscribe for or purchase any of the preferred stock authorized by Article III-A of these Articles, as amended, or any additional shares of preferred stock of the class created by said Article III-A that may hereafter be duly authorized, or any securities convertible into any such preferred stock, and whether issued or sold for cash, property, services or otherwise; provided, however, that this
Article III-B shall not apply in the case of shares of such preferred stock which are convertible into shares of common stock of this corporation, in which case the holders of shares of common stock shall have such (and only such) preemptive rights as would exist under the law of Missouri if this
Article III-B had not been adopted.

     THIRD: That 1,926,019 shares of common stock of this corporation (being in excess of 75% of the outstanding shares of common stock of this corporation) were voted for the first of the two amendments in this Certificate set forth, being the amendment striking the first sentence of
Article III and adding a new article to be known as Article III-A, and

156,653 shares of said common stock were voted against said amendment, out of a total of 2,469,252 shares of said common stock, being all of the shares of this corporation issued and outstanding.

     That 1,850,654 shares of common stock of this corporation were voted for the second of the two amendments in this Certificate set forth, being the amendment adding a new aritcle to be known as Article III-B, and 231,618 shares of said common stock were voted against said amendment, out of a total of 2,469,252 shares of said common stock, being all of the shares of this corporation issued and outstanding.

     FOURTH: That the number of shares authorized by the Articles of Incorporation of this corporation before their amendment hereby is 7,133,620 shares of common stock of the par value of $4.00 per share, and that by the first of the two amendments in this Certificate set forth the number of shares authorized is being increased to 7,613,620 shares, consisting of the 7,133,620 shares of common stock of the par value of $4.00 per share heretofore authorized, and 480,000 shares of preferred stock of the par value of $25.00 per share authorized by said amendment.

     FIFTH: That the authorized shares of this corporation now consist of one class only, to-wit, 7,133,620 shares of common stock of the par value of $4.00 per share; that by the first of said amendments set forth in this Certificate, this corporation will have authorized shares of two classes, to-wit, 7,133,620 shares of common stock of the par value of $4.00 per share, being the same shares last mentioned, and 480,000 shares of preferred stock of the par value of $25.00 per share, or a total authorized capital stock of $40,534,480 divided into authorized common stock of the aggregate par value of $28,534,480, and authorized preferred stock of the aggregate par value of $12,000,000.

     SIXTH: That the number of shares of stock of this corporation issued and outstanding is 2,469,252 shares of said common stock of the par value of $4.00 per share, and that no other stock of this corporation is issued and outstanding.

     SEVENTH: That by the first of said amendments set forth in this Certificate the authorized shares of this corporation will be increased from 7,133,620 shares of common stock of the par value of $4.00 per share to 7,613,620 shares, divided into two classes, to-wit, 7,133,620 shares of common stock of the par value of $4.00 per share and 480,000 shares of preferred stock of the par value of $25.00 per share; that said shares of preferred stock will bear cumulative cash dividends, will be redeemable at the option of the board of directors in whole or in part at any time for cash, will be entitled to preference over the common stock on liquidation, will be issuable from time to time in series, and will have the preferences, qualifications, limitations, restrictions and special and relative rights stated in the first of said two amendments in this Certificate set forth.

     EIGHTH: That said 480,000 new shares of preferred stock will be issuable for such consideration not less than the par value thereof, as shall be fixed from time to time by the board of directors.

     IN WITNESS WHEREOF, The Laclede Gas Light Company has caused its corporate seal to be affixed and this certificate to be signed by Robert W. Otto, its President and Chairman of said meeting of shareholders, and attested by J. J. Needham, its Secretary, this 25th day of February, 1950.


                                        ROBERT W. OTTO
                                   President and Chairman of
                                   -------------------------
                                   the meeting of Shareholders
                                   ---------------------------

ATTEST:

     J. J. NEEDHAM
       Secretary
       ---------

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

     On this 25th day of February, 1950, before me personally appeared
Robert W. Otto and J. J. Needham, to me known to be the President and Secretary respectively, of The Laclede Gas Light Company, a corporation organized and existing under the laws of the State of Missouri, who executed the foregoing instrument and acknowledged that they executed the same pursuant to authority given by the Board of Directors of said corporation, as their free act and deed and as the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above mentioned.

     My commission expires October 20, 1950.


                                             LENORE HULEN
                                      Notary Public in and for the
                                      ----------------------------
                                      City of St. Louis, Missouri
                                      ---------------------------


STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     Robert W. Otto, being duly sworn, on his oath states that he is President of The Laclede Gas Light Company, a corporation organized and existing under the laws of the State of Missouri, and the Chairman of the meeting of shareholders referred to in the foregoing certificate, and that the facts set forth in the foregoing certificate are true.


                                                  ROBERT W. OTTO

     Subscribed and sworn to before me this 25th day of February, 1950.

     My commission expires October 20, 1950.

                                                  LENORE HULEN
                                          Notary Public in and for the
                                          ----------------------------
                                           City of St. Louis, Missouri
                                           ---------------------------

(Filed and Certificate issued Feb. 28, 1950--Walter H. Toberman
                                             Corporation Dept.
                                             Secretary of State)

                         THE LACLEDE GAS LIGHT COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     The Laclede Gas Light Company, a corporation organized and existing under the laws of the State of Missouri, does hereby certify as follows:

     FIRST:  That the name of this corporation is The Laclede Gas Light
Company.

     SECOND: That on February 14, 1950 at an annual meeting of the shareholders of said corporation held at the office of said corporation, 1017 Olive Street, St. Louis, Missouri, the following amendment of the Articles of Incorporation of said corporation was adopted:

     That the Articles of Incorporation of this corporation be amended by amending Article I of the Articles contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, so that said Article I will read as follows:

                                   ARTICLE I

     The name of this corporation shall be Laclede Gas Company.

     THIRD: That 2,057,146 shares of common stock of this corporation were voted for said amendment, and 41,280 shares of said common stock were voted against it, out of a total of 2,469,252 shares of said common stock, being all of the shares of this corporation issued and outstanding.

     IN WITNESS WHEREOF, The Laclede Gas Light Company has caused its corporate seal to be affixed and this certificate to be signed by Robert W. Otto, its President and Chairman of said meeting of shareholders, and attested by J. J. Needham, its Secretary, this 25th day of February, 1950.


                                        ROBERT W. OTTO
                                President and Chairman of the
                                -----------------------------
                                   meeting of shareholders.
                                   ------------------------

ATTEST:

     J. J. NEEDHAM
       Secretary
       ---------

(Filed and Certificate Issued April 1, 1950--Walter H. Toberman
                                             Corporation Dept.
                                             Secretary of State)

STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     On this 25th day of February, 1950, before me personally appeared
Robert W. Otto and J. J. Needham, to me known to be the President and Secretary, respectively, of The Laclede Gas Light Company, a corporation organized and existing under the laws of the State of Missouri, who executed the foregoing instrument and acknowledged that they executed the same pursuant to authority given by the Board of Directors of said corporation, as their free act and deed and as the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above mentioned.

     My commission expires October 20, 1950.


                                             LENORE HULLEN
                                        Notary Public in and for the
                                        ----------------------------
                                        City of St. Louis, Missouri
                                        ---------------------------


STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     Robert W. Otto, being duly sworn, on his oath states that he is the President of The Laclede Gas Light Company, a corporation organized and existing under the laws of the State of Missouri, and the Chairman of the meeting of shareholders referred to in the foregoing certificate, and that the facts set forth in the foregoing certificate are true.

                                        ROBERT W. OTTO

     Subscribed and sworn to before me this 25th day of February, 1950.

     My commission expires October 20, 1950.



                                             LENORE HULLEN
                                        Notary Public in and for the
                                        ----------------------------
                                        City of St. Louis, Missouri
                                        ---------------------------

(Filed and Certificate issued Apr. 1, 1950--Walter H. Toberman
                                            Corporation Dept.
                                            Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Laclede Gas Company, a corporation organized and existing under the Laws of the State of Missouri, does hereby certify as follows:

     1. That the name of this Corporation is "Laclede Gas Company"; the name of this Company, under which it was originally organized, was "The Laclede Gas Light Company", and this name was changed to the present name on April 1, 1950.

     2. That on January 27, 1955, at an annual meeting of the shareholders of said corporation, held at the office of said corporation, 1017 Olive Street, St. Louis, Missouri, the following amendment of the Articles of Incorporation of said corporation was adopted:

     That the Articles of Incorporation of this corporation be amended by adding to the Articles contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, immediately before Article No. IV of said Articles, a new Article to be known as Article III-C, which shall read as follows:

                                ARTICLE III-C

150,000 shares of the common stock presently authorized but unissued shall be reserved for the Restricted Stock Option Plan approved by the Stockholders at their annual meeting for 1955, and for any subsequent restricted stock option plan which may hereafter be approved by the stockholders, and may be issued pursuant to the terms of said Plan or future plans and no holder of any share or shares of the common stock of this Corporation shall be entitled as a matter of right to subscribe for or purchase any of the 150,000 shares reserved for said Plan or future plans and issued thereunder.

     3. That 2,176,576 shares of the common stock of this corporation were voted for said amendment, and 102,409 shares of said common stock were voted against said amendment, out of a total of 3,039,736 shares of said common stock, being all of the shares of this corporation issued and outstanding.

     4. That the number of shares authorized by the Articles of Incorporation of this corporation is 7,613,620, consisting of 7,133,620 shares of common stock of the par value of $4.00 per share, and 480,000 shares of preferred stock of the par value of $25.00 per share; that the preferences, rights, privileges, restrictions and other distinctive features of the shares of each class of the stock of this corporation are set forth in Article III,
Article III-A and Article III-B, contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, and the amendments of Articles of Incorporation filed by this corporation in the office of Secretary of State of Missouri on February 28, 1950, and in Article III-C in this certificate set forth.

     IN WITNESS WHEREOF, LACLEDE GAS COMPANY has caused its corporate seal to be affixed and this certificate to be signed by Robert W. Otto, its President and Chairman of its meeting of shareholders, and attested by J. J. Needham, its Secretary, this 28th day of January, 1955.

                                        ROBERT W. OTTO
                                   President and Chairman
                                   ----------------------
                               of the Meeting of Shareholders
                               ------------------------------

Attest:

               J. J. NEEDHAM
                 Secretary
                 ---------

STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     On this 28th day of January 1955, before me personally appeared
ROBERT W. OTTO and J. J. Needham, to me known to be the President and Secretary, respectively, of Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, who executed the foregoing instrument and acknowledged that they executed the same pursuant to authority given by the Board of Directors of said corporation, as their free act and deed and as the free act and deed of the corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal, the day and year last above written.

     My commission expires April 3, 1956.

                                        E. G. TAINTER
                                   Notary for the County of St. Louis
                                   ----------------------------------
                                   which adjoins the City of St. Louis
                                   -----------------------------------


STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     ROBERT W. OTTO, being duly sworn on his oath states, that he is President of Laclede Gas Company, a corporation organized and existing under the Laws of the State of Missouri, and the Chairman of the meeting of shareholders referred to in the foregoing Certificate, and that the facts set forth in the foregoing certificate are true.

                                        ROBERT W. OTTO

     Subscribed and sworn to before me this 28th day of January, 1955.

     My commission expires April 3, 1956.


                                        E. G. TAINTER
                              Notary for the County of St. Louis
                              ----------------------------------
                              which adjoins the City of St. Louis
                              -----------------------------------

(Filed and Certificate issued February 10, 1955--Walter H. Toberman
                                                 Corporation Dept.
                                                 Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Laclede Gas Company, a Missouri corporation, does hereby certify as follows:

     1. The name of this corporation is Laclede Gas Company. The name under which it was originally organized is The Laclede Gas Light Company.

     2. At the meeting hereinafter mentioned, the following amendment was adopted:

     "That the Articles of Incorporation or charter of this corporation, as heretofore amended, be amended by substituting in Article III-A thereof (a) for the number `7613,620' (denoting the aggregate number of shares of all classes which this corporation shall have authority to issue), the number `8,013,620', and (b) for the number `480,000' (denoting the number of shares of preferred stock of the par value of $25 per share which this corporation shall have authority to issue), the number `880,000', so that, as amended, the first sentence of said
Article III-A (including the two parenthetically numbered clauses thereof) will read as follows:

     "`The aggregate number of shares which this corporation shall have authority to issue is 8,013,620 shares, divided into two classes, a class of common stock, and a class of preferred stock, and the number of shares of each class is

     "`(1) 7,133,620 shares of common stock of the par value of $4.00 per share, being the same shares referred to in
Article III of these Articles prior to the amendment of said
Articles hereby.

     "`(2) 880,000 shares of preferred stock of the par value of $25 per share.'"

Said amendment was adopted, after due notice to the holders of common stock and holders of preferred stock, at the annual meeting of shareholders of the corporation held at the office of the corporation, 1017 Olive Street, St. Louis, Missouri, on January 24, 1957.

     3. The vote for and against said amendment was as follows: 396,113 shares of preferred stock, voting as a separate class, were entitled to vote on said amendment, and of said shares, 353,712 shares were voted for and 4,269 shares were voted against said amendment; 3,041,448 shares of common stock were entitled to vote on said amendment, and of said shares, 2,286,069 shares (being in excess of 75%) were voted for and 117,862 shares were voted against said amendment.

     4. The corporation's Articles of Incorporation at the time of the filing of the corporation's Certificate of Acceptance of The General and Business Corporation Act of Missouri on February 28, 1947, authorized 7,133,620 shares, each of $4 par value, or an aggregate authorized capital of $28,534,480. By amendment filed with the Secretary of State on February 28, 1950, said authorized shares were increased to 7,613,620 by authorization of 480,000 shares of $25 par value each, constituting an increase of $12,000,000 in authorized shares of par value so that the corporation has prior to the taking effect of the amendment set forth in paragraph 2 above authorized capital stock of $40,534,480.

     5. Said 7,613,620 presently authorized shares are divided into 7,133,620 shares of common stock of $4 par value each and 480,000 shares of preferred stock of $25 par value each. The preferences, rights, privileges, restrictions and other distinctive features of said two classes of stock are set forth in Articles III-A and III-B (included in the Certificate of Amendment filed with the Secretary of State on February 28, 1950) of the corporation's Articles of Incorporation.

     6. The number of shares of each class issued and outstanding as of the date of this certificate is 396,109 shares of preferred stock and 3,041,454 shares of common stock.

     7. The amendment set forth in paragraph 2 increases the aggregate number of authorized shares to 8,013,620, consisting of said 7,133,620 shares of common stock of $4 par value each and 880,000 shares of preferred stock of $25 par value each; and said amendment thereby increases the aggregate authorized capital stock of the corporation by $10,000,000 to a total of $50,534,480. Said newly authorized 400,000 shares of preferred stock are of the same class as, and have the same preferences, rights, privileges and restrictions (the statement of which is referred to in paragraph

5 hereof) as the 480,000 shares of preferred stock previously authorized. None of said 400,000 newly authorized shares of preferred stock is to be issued immediately.

     8. Said newly authorized shares are to be issued upon such terms and for such consideration (not less than par) as may be determined from time to time by the board of directors.

     IN WITNESS WHEREOF, Laclede Gas Company has caused this certificate to be duly executed by H. Reid Derrick, its President and Chairman of said meeting of shareholders, and attested and sealed with the corporate seal by David L. Gardner, its Secretary, this 30th day of January, 1957.



                                        H. REID DERRICK
                              President of Laclede Gas Company and
                              ------------------------------------
                            Chairman of said meeting of shareholders
                            ----------------------------------------

ATTEST:

          DAVID L. GARDNER
             Secretary
             ---------



STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     On this 30th day of January, 1957, before me personally appeared H. Reid Derrick and David L. Gardner, to me known to be the President and Secretary, respectively, of Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, who executed the foregoing instru-ment and acknowledged that they executed the same pursuant to authority given by the Board of Directors of said corporation, as their free act and deed and as the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above mentioned.

     My commission expires April 3, 1960.

Notary for the County of St. Louis                    E. G. TAINTER
which adjoins the City of St. Louis          Notary Public in and for the
                                             ----------------------------
                                             City of St. Louis, Missouri
                                             ---------------------------


STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     Before me, a Notary Public, this 30th day of January, 1957, appeared
H. Reid Derrick, who, having been duly sworn, on his oath stated that the facts set forth in the foregoing certificate are true.

     My commission expires April 3, 1960.


                                        E. G. TAINTER
                                   Notary Public in and for the
                                   ----------------------------
                                   City of St. Louis, Missouri
                                   ---------------------------


(Filed and Certificate issued February 1, 1957--Walter H. Toberman
                                                Corporation Dept.
                                                Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                          ARTICLES OF INCORPORATION

     Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, does hereby certify as follows:


     1. The name of this corporation is "Laclede Gas Company". The name under which the corporation was originally organized was "The Laclede Gas Light Company". The change to the present name was made on April 1, 1950.

     2. On July 17, 1963, at a special meeting held at the offices of the corporation at 1017 Olive Street, St. Louis, Missouri, the shareholders adopted an amendment of the corporation's Articles of Incorporation.

     3. The amendment adopted at said special meeting of shareholders is as follows:

     RESOLVED: That the Articles of Incorporation of this corporation be amended by adding to the Articles contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, immediately before Article IV of said Articles, a new Article to be known as Article III-D which shall read as follows:

                                ARTICLE III-D

     No holder of any share or shares of common stock of this corporation shall be entitled as a matter of right to subscribe for or purchase any of the authorized but unissued shares of common stock of this corporation which may from time to time be issued in exchange for property of any kind (other than cash) including capital stock and securities of any corporation or other entity.

     4. The number of shares entitled to vote on the amendment was 4,021,282, being all of the outstanding shares of common stock of the corporation.

     5. The number of shares voted for the amendment was 3,080,887. The number of shares voted against the amendment was 50,577.

     6. The total number of shares authorized by the Articles of Incorporation of this corporation is 8,013,620, consisting of 7,133,620 shares of common stock of the par value of $4 per share and 880,000 shares of preferred stock of the par value of $25 per share. The preferences, rights, privileges, restrictions and other distinctive features of the shares of each class of stock of this corporation are set forth in said Articles of Incorporation in Articles III, III-A, III-B and III-C and in Article III-D in this certificate set forth.

     IN WITNESS WHEREOF, Laclede Gas Company has caused its corporate seal to be affixed and this certificate to be signed by H. R. Derrick, its President and Chairman of its meeting of shareholders, and attested by D. L. Gardner, its Secretary, this 17th day of July, 1963.

                                        H. R. DERRICK
                                   President and Chairman
                                   ----------------------
                               of the Meeting of Shareholders
                               ------------------------------

Attest:

          D. L. GARDNER
              Secretary
              ---------

STATE OF MISSOURI   )
                    ) SS.
CITY OF ST. LOUIS   )

     On this 17th day of July, 1963, before me personally appeared H. R. Derrick and D. L. Gardner, to me known to be the President and Secretary, respectively, of Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, who executed the foregoing instrument and acknowledged that they executed the same pursuant to authority given by the Board of Directors of said corporation, as their free act and deed and as the free act and deed of said corporation.

     In Testimony Whereof, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

     My commission expires: April 3, 1964.


                                        E. G. TAINTER
                                        Notary Public
                                        -------------


STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     H. R. Derrick, being duly sworn, on his oath states that he is President of Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, and the Chairman of the meeting of shareholders referred to in the foregoing Certificate, and that the facts set forth in the foregoing Certificate are true.

                                        H. R. DERRICK

     Subscribed and sworn to before me this 17th day of July, 1963.

     My commission expires:  April 3, 1964.

                                        E. G. TAINTER
                                        Notary Public
                                        -------------

(Filed and Certificate issued July 17, 1963--Warren E. Hearnes
                                             Corporation Dept.
                                             Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, does hereby certify as follows:

     1. The name of this corporation is "Laclede Gas Company". The name under which the corporation was originally organized was "The Laclede Gas Light Company". The change to the present name was made on April 1, 1950.

     2. On January 23, 1969, at the annual meeting held at the offices of the corporation at 1017 Olive Street, St. Louis, Missouri, the shareholders adopted an amendment of the corporation's Articles of Incorporation.

     3. The amendment adopted at said annual meeting of shareholders is as follows:

     RESOLVED: That the Articles of Incorporation of this corporation be amended by amending Article VI of the Articles contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, so that said Articles VI will read as follows:

                                  "Article VI

     Without in any manner limiting or impairing the powers and purposes now provided by its existing charter, this corporation shall have the following powers and purposes: To supply the cities, towns, villages, districts and neighborhoods in and near the County of St. Louis, Missouri, and public and private buildings located therein, and the inhabitants thereof, with gas for light, heat, power and other purposes. Also the following powers and purposes which this corporation may carry out in St. Louis County, Missouri, and elsewhere in the State of Missouri and other States of the United States: To operate a gas business; to manufacture, buy, sell, and deal in, and use in its own business gas, coke and other fuels and by-products of the manufacture of the same; to buy and sell natural gas; to construct, operate and maintain distribution systems for gas, and to construct, operate, lay and maintain mains, pipes, and equipment necessary or convenient in the distribution of gas; to buy, sell and deal in furnaces, stoves, refrigerators and appliances and equipment of all kinds and related materials, and to service the same; to accept, lease, sell, assign, mortgage, pledge and dispose of franchises; to carry on all business generally and usually carried on by an operating gas utility company and to do any and all acts necessary or incidental in connection therewith. Also the following powers and purposes:
(a) Directly, or indirectly through investments in subsidiaries or otherwise, to purchase or otherwise acquire, explore for, produce, manufacture, generate, store, hold, own, consume, exchange, deal in, transport, transmit, distribute, dispose of, promote the use of, and sell any and all forms or sources of energy and any and all minerals, and any and all products and by-products derived in any way therefrom; (b) To manufacture, buy, sell, deal in, and to engage in, conduct, and carry on the business of manufacturing, buying, selling and dealing in goods, wares and merchandise of every class and description; (c) To carry on and conduct a general wholesale and retail mercantile business; (d) To lease or buy stores, storerooms, warehouses, branch offices and any other type of business space convenient or suitable for effectuating any of the purposes of the corporation in Missouri or in any other state;
(e) To enter into contracts or agreements in any form whatsoever with manufacturers, distributors or wholesalers of goods, wares and merchandise granting to this corporation exclusive or non-exclusive rights of representation, distribution, sale or other handling of the products of said manufacturer, wholesaler or distributor in any territory of the United States; (f) To buy, lease, contract for, invest in, or otherwise acquire any real or personal property, or any interest therein, or all or any part of the good will, rights, franchises, property and business of any person, entity, partnership, association or corporation, to pay for the same in cash or in stock of any class, bonds, or other obligations of the corporation or otherwise, to hold, utilize and in any manner dispose of the whole or any part of the rights and property so acquired, to assume in connection therewith any liabilities of any such person, entity, partnership, association or corporation, and conduct in any lawful manner the whole or any part of the business thus acquired; (g) To acquire, through the purchase of stock or otherwise, other corporations, companies, firms and associations, or any interest therein, and to own and operate, as subsidiaries or otherwise, and to finance the activities and businesses of, said corporations, companies, firms, and associations; (h) To sell, lease, exchange, convey, mortgage, pledge, transfer, assign and deliver, and otherwise dispose of, all, or any part of the property, assets and effects of the corporation, and receive in payment therefor cash or stocks, bonds, notes, debentures, or other securities or evidences of indebtedness or obligations of any individual, firm, corporation, company, association, trust or organization, on such terms and conditions as the Board of Directors of the corporation shall determine, subject to limitations, restrictions or requirements imposed by law; (i) To act as principal, agent, broker, dealer, factor, jobber, commission merchant or in any representative capacity; and to be a general or limited partner, in transacting any business authorized herein; (j) To manufacture, buy, sell, exchange, mortgage, encumber, improve, develop, manage, control, assign, transfer, convey, lease, pledge, or otherwise acquire, hold, own, alienate or dispose of, property of any kind whatsoever, real, personal or mixed, wheresoever situated or any interest therein; (k) To construct, improve, rebuild, alter, decorate, maintain, manage, control, lease, encumber, or otherwise to acquire, hold and dispose of and deal in any and all kinds of improvements upon land belonging to this company, or upon other land; (l) To enter into any lawful arrangements for profit sharing, reciprocal concession or cooperation, with any corporation, association, partnership, syndicate or entity, person or governmental, municipal or public authority, domestic or foreign, in the carrying on of any business which the corporation is authorized to carry on or any business or transactions deemed necessary, or convenient or incidental to carrying out any of the purposes of the corporation; (m) To lease, purchase, manufacture, or otherwise acquire and to own, hold, mortgage, pledge, assign, transfer, or otherwise dispose of, and generally to deal in and use building materials, tools, equipment, furniture, fixtures and supplies incident to or useful in connection with the purchase, sale, ownership, construction, maintenance, and management of real estate, buildings and other structures; (n) To acquire, hold, sell, use, assign, lease, grant licenses in respect of, mortgage, or otherwise dispose of letters patent of the United States or of any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of the corporation; (o) To purchase, insofar as the same may be done without impairing the stated capital of the corporation, and to hold, pledge and reissue shares of its own capital stock, but such shares so acquired and held shall not be entitled to vote, either directly or indirectly, nor to receive dividends; (p) To purchase, or in any manner acquire, to own and hold, receive and dispose of the income from, to guarantee, sell, assign, transfer, mortgage, pledge, or otherwise dispose of, and to exercise all of the rights of individual natural persons with respect to any bonds, securities and evidences of indebtedness of, or shares of stock in any corporation or joint stock company of any state, territory or country, and while the owner of said stock, to exercise all of the rights, powers and privileges of ownership, including the right to vote thereon; (q) To purchase, incorporate and/or cause to be merged, consolidated, reorganized or liquidated, and to promote, take charge of and aid, in any way permitted by law, the incorporation, merger, consolidation or liquidation of any corporation, association or entity; (r) To make contracts and guarantees and incur liabilities, to borrow or raise moneys for any of the purposes of the corporation and from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, convertible or non-convertible, and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment thereof and of the interest thereon by mortgage on, or pledge, conveyance or assignment in trust of the whole or any part of the assets of the corporation, real, personal or mixed, including contract rights, whether at the time owned or thereafter acquired, and to sell, pledge, or otherwise dispose of such securities or other obligations of the corporation for its corporate purposes; (s) To enter into, make, perform and carry out contracts of every sort and kind, for any lawful purpose, with any person, firm, association or corporation, whether public, private or municipal or body politic, and with the Government of the United States or any state, territory or colony thereof, or any foreign government; (t) To conduct business in all other states, the District of Columbia, the territories, possessions and dependencies of the United States and in any or all foreign countries, to have one or more offices out of the State of Missouri, and to hold, purchase, lease, let, mortgage and convey real and personal property out of said state as well as therein; (u) To do any and everything necessary or convenient for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinabove enumerated, either for itself or as agent for any person, firm or corporation, either alone or in association with other corporations, or with any firm or individual; to engage in any other lawful business or operation deemed advantageous or desirable, and to do any and everything incidental to, growing out of, or germane to any of the foregoing purposes or objects, and to have and exercise all of the powers and rights conferred by the laws of the State of Missouri upon corporations formed under or accepting The General and Business Corporation Law of Missouri, and all acts amendatory thereof and supplemental thereto, it being expressly provided that the foregoing clauses shall be construed both as objects and powers and shall be in furtherance and not in limitation of the powers conferred by the laws of the State of Missouri and that the foregoing enumeration of specific powers shall not be held to alter or restrict in any manner the general powers of this corporation."

     4. The number of shares entitled to vote on the amendment was 4,134,483, being all of the outstanding shares of common stock of the corporation.

     5. The number of shares voted for the amendment was 3,355,368. The number of shares voted against the amendment was 53,898.

     6. The total number of shares authorized by the Articles of Incorporation of this corporation is 8,013,620, consisting of 7,133,620 shares of common stock of the par value of $4 per share and 880,000 shares of preferred stock of the par value of $25 per share. The preferences, rights, privileges, restrictions and other distinctive features of the shares of each class of stock of this corporation are set forth in said Articles of Incorporation in Articles III, III-A, III-B, III-C, and III-D.

     IN WITNESS WHEREOF, Laclede Gas Company has caused its corporate seal to be affixed and this certificate to be signed by H. R. Derrick, its President and Chairman of the Board of Directors and Chairman of its meeting of shareholders and attested by D. L. Gardner, its Secretary, this 24th day of January, 1969.

                                        H. R. DERRICK
(Seal)                         President and Chairman of the Board
                               -----------------------------------
                                 of Directors and Chairman of the
                                 --------------------------------
                                     Meeting of Shareholders
                                     -----------------------

Attest:

          D. L. GARDNER
            Secretary
            ---------

STATE OF MISSOURI   )
                    ) SS.
CITY OF ST. LOUIS   )

     I, Dorothy Paffrath, a notary public, do hereby certify that on this 24th day of January, 1969, personally appeared before me H. R. Derrick, who, being by me first duly sworn, declared that he is the President and Chairman of the Board of Directors of Laclede Gas Company, that he signed the foregoing document as President and Chairman of the Board of Directors of the corporation and as Chairman of the meeting of shareholders referred to in said document, and that the statements therein contained are true.

     My commission expires:  September 24, 1971

                                        DOROTHY PAFFRATH
                                          Notary Public
                                          -------------

Notary for the County of St. Louis
which adjoins the City of St. Louis

(Seal)

(Filed and Certificate issued January 27, 1969--James C. Kirkpatrick
                                                Corporation Dept.
                                                Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, does hereby certify as follows:

     1. The name of this corporation is "Laclede Gas Company". The name under which the corporation was originally organized was "The Laclede Gas Light Company". The change to the present name was made on April 1, 1950.

     2. On January 28, 1971, at the annual meeting held at the office of the corporation at 720 Olive Street, St. Louis, Missouri, the shareholders adopted an amendment of the corporation's Articles of Incorporation.

     3. The amendment adopted at said annual meeting of shareholders is as follows:

     RESOLVED: That the Articles of Incorporation of this corporation be amended by deleting from the Articles contained in the Certificate of Acceptance of The General and Business Corporation Act of Missouri, as amended, filed by this corporation in the office of the Secretary of State of Missouri on February 28, 1947, the Articles designated "III-B", "III-C", and "III-D", and adopting in lieu thereof a new Article to be known as Article III-B which shall read as follows:

                               "ARTICLE III-B

     Upon the issuance for money or other consideration of any shares of capital stock of this corporation or of any securities convertible into shares of capital stock of the corporation, of any class whatever which may be authorized from time to time, no holder of shares of common stock of this corporation shall be entitled as such as a matter of right to subscribe for, purchase or receive any proportionate or other share of the capital stock or securities so issued, but all or any portion of such capital stock may be disposed of by the corporation, as and when determined by the Board of Directors, free of any such rights, whether by offering the same to shareholders or by sale or other disposition as the Board of Directors may deem advisable; provided, however, that if the Board of Directors shall determine to issue and sell any shares of common stock (including, for the purposes of this paragraph, any security convertible into common stock, but excluding shares of such common stock and securities convertible into such common stock theretofore reacquired by this corporation after having been duly issued) solely for money and other than by:

     (1) A public offering thereof, or

     (2) An offering thereof to or through underwriters or dealers who shall agree promptly to make a public offering thereof, or

     (3) Any other offering thereof which shall have been authorized or approved by the affirmative consent (given in writing without a meeting or by vote at a meeting duly called for such purpose) of the holders of a majority of the shares of common stock then outstanding and entitled to vote, such shares of common stock shall first be offered pro rata to the holders of record of the then outstanding shares of common stock (excluding outstanding shares of such common stock held for the benefit of holders of scrip certificates or other instruments representing fractional interests in a full share of such common stock) upon terms which, in the judgment of the Board of Directors, shall be not less favorable (without deduction of such reasonable compensation for the sale, underwriting or purchase of such shares by underwriters or dealers as may lawfully be paid by this corporation) to the purchaser than the terms upon which such shares are offered to others than such holders of the common stock; provided that this corporation shall not be obligated to offer or to issue any fractional interest in a full share of common stock; and provided further that the time within which such preemptive rights shall be exercised may be limited to such time as to the Board of Directors may seem proper, not less, however, than fourteen days after the mailing of notice that such preemptive rights are available and may be exercised."

     4. The number of shares of common capital stock outstanding on December 9, 1970, (the record date) and therefore entitled to vote at the meeting was 4,143,693. Only the holders of common stock were entitled to vote on the aforesaid amendment.

     5. The number of shares voted for the amendment was 3,341,912 and the number of shares voted against said amendment was 277,027.

     6. The total number of shares authorized by the Articles of Incorporation of this corporation at the time of the vote on the aforesaid amendment was 8,013,620, consisting of 7,133,620 shares of common stock of the par value of $4.00 per share, and 880,000 shares of preferred stock of the par value of $25.00 per share. The preferences, rights, privileges, restrictions and other distinctive features of the shares of each class of stock of this corporation, after the adoption of the foregoing amendment, are set forth in said Articles of Incorporation in Articles III, III-A and III-B.

     IN WITNESS WHEREOF, Laclede Gas Company has caused its corporate seal to be affixed and this certificate to be signed by L. M. Liberman, its President and Chairman of its meeting of shareholders, and attested by R. L. Eckhart, its Secretary, this 5th day of February, 1971.

                                        LEE M. LIBERMAN
(SEAL)                           President and Chairman of the
                                 -----------------------------
                                    Meeting of Shareholders
                                    -----------------------

Attest:

          R. L. ECKHART
            Secretary
            ---------

STATE OF MISSOURI   )
                    ) SS.
CITY OF ST. LOUIS   )

     I, Geraldine Ann Walker, a notary public, do hereby certify that on this 5th day of February, 1971, personally appeared before me L. M. Liberman, who, being by me first duly sworn, declared that he is the President of Laclede Gas Company, that he signed the foregoing document as President of the corporation and as Chairman of the meeting of shareholders referred to in said document, and that the statements therein contained are true.

     My commission expires:  July 21, 1971.

                                        GERALDINE ANN WALKER
(Seal)                                       Notary Public
                                             -------------

(Filed and Certificate issued February 8, 1971--James C. Kirkpatrick
                                                Corporation Dept.
                                                Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, does hereby certify as follows:

     1. The name of this corporation is "Laclede Gas Company". The name under which the corporation was originally organized was "The Laclede Gas Light Company". The change to the present name was made on April 1, 1950.

     2. At the meeting hereinafter mentioned, the following amendment was adopted:

     RESOLVED: That the Articles of Incorporation or charter of this corporation, as heretofore amended, be amended by substituting in
Article III-A thereof (a) for the number "8,013,620" (denoting the aggregate number of shares of all classes which this corporation shall have authority to issue), the number "8,613,620", and (b) for the number "880,000" (denoting the number of shares of preferred stock of the par value of $25 per share which this corporation shall have authority to issue), the number "1,480,000", so that, as amended, the first sentence of said Article III-A (including the two parenthetically numbered clauses thereof) will read as follows:

     "The aggregate number of shares which this corporation shall have authority to issue is 8,613,620 shares, divided into two classes, a class of common stock and a class of preferred stock, and the number of shares of each class is

     (1) 7,133,620 shares of common stock of the par value of $4.00 per share, being the same shares referred to in
Article III of these Articles prior to the amendment of said
Articles hereby.

     (2) 1,480,000 shares of preferred stock of the par value of $25 per share."

Said amendment was adopted, after due notice to the holders of common stock and holders of preferred stock, at the annual meeting of shareholders of the corporation held at the office of the corporation, 720 Olive Street, St. Louis, Missouri, on January 28, 1971.

     3. The vote for and against said amendment was as follows: 529,562 shares of preferred stock, voting as a separate class, were entitled to vote on said amendment, and of said shares, 457,629 shares (being a majority and also in excess of 75%) were voted for and 13,706 shares were voted against said amendment; 4,143,693 shares of common stock were entitled to vote on said amendment, and of said shares, 3,284,069 shares (being in excess of 75%) were voted for and 294,961 shares were voted against said amendment.

     4. The total number of shares authorized by the Articles of Incorporation of this corporation at the time of the vote on the aforesaid amendment was 8,013,620, consisting of 7,133,620 shares of common stock of the par value of $4.00 per share, and 880,000 shares of preferred stock of the par value of $25.00 per share. Accordingly, prior to the amendment set forth in paragraph 2 hereof, the corporation had a total authorized capital stock of $50,534,480. The amendment set forth in paragraph 2 hereof authorizes an additional $15,000,000 capital stock (600,000 additional shares of preferred stock, par value $25.00 per share). Accordingly, after the amendment set forth in paragraph 2 hereof, the total authorized capital stock of the corporation is $65,534,480. The preferences, rights, privileges, restrictions and other distinctive features of the shares of each class of stock of this corporation are set forth in said Articles of Incorporation in Articles III, III-A and III-B.

     5. None of said 600,000 newly authorized shares of preferred stock is to be issued immediately. Said newly authorized shares are to be issued upon such terms and for such consideration (not less than par) as may be determined from time to time by the corporation's Board of Directors. The newly authorized preferred shares are of the same class as, and for the same preferences, rights, privileges and restrictions as the 880,000 shares of preferred stock previously authorized.

     IN WITNESS WHEREOF, Laclede Gas Company has caused its corporate seal to be affixed and this certificate to be signed by L. M. Liberman, its President and Chairman of its meeting of shareholders, and attested by R. L. Eckhart, its Secretary, this 5th day of February, 1971.

                                        LEE M. LIBERMAN
(SEAL)                            President and Chairman of the
                                  -----------------------------
                                    Meeting of Shareholders
                                    -----------------------

Attest:

          R. L. ECKHART
            Secretary
            ---------

STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     I, Geraldine Ann Walker, a notary public, do hereby certify that on this 5th day of February, 1971, personally appeared before me L. M. Liberman, who, being by me first duly sworn, declared that he is the President of Laclede Gas Company, that he signed the foregoing document as President of the corporation and as Chairman of the meeting of shareholders referred to in said document, and that the statements therein contained are true.

     My commission expires:  July 21, 1971.

                                        GERALDINE ANN WALKER
(Seal)                                       Notary Public
                                             -------------

(Filed and Certificate issued February 8, 1971--James C. Kirkpatrick
                                                Corporation Dept.
                                                Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Laclede Gas Company, a corporation organized and existing under the laws of the State of Missouri, does hereby certify as follows:

     1. The name of this corporation is "Laclede Gas Company". The name under which the corporation was originally organized was "The Laclede Gas Light Company". The change to the present name was made on April 1, 1950.

     2. At the meeting hereinafter mentioned, the following amendment was adopted:

     RESOLVED: That the Articles of Incorporation or charter of this corporation, as heretofore amended, be amended by deleting from paragraph 3 of Article III-A thereof the phrase 'which shall in no case exceed eight per cent per annum' (denoting the maximum dividend rate which the Board of Directors of the Company is authorized to fix on preferred shares of any particular series) so that said paragraph 3 of
Article III-A as amended, will read as follows:

     "3. Before any dividends on common stock shall be declared or paid or set apart for payment, the holders of outstanding preferred stock of any series shall be entitled to receive, but only when and as declared, out of any funds legally available for the declaration of dividends, cumulative cash dividends thereon at a dividend rate per share of the per cent per annum of the par value thereof applicable to the shares of such series, and no more, payable to shareholders of record as of a date, not exceeding thirty days preceding the date for the payment of any such dividend, fixed in advance by the board of directors as the record date for the determination of the shareholders entitled to receive payment of such dividend. The board of directors is hereby expressly authorized, by resolution adopted prior to the issuance of any shares of any particular series, to fix the dividend rate applicable to the shares of such series and the date from which dividends on shares of such series issued prior to the date for payment of the first dividend thereon shall be cumulative."
Said amendment was adopted, after due notice to the holders of common stock and holders of preferred stock, at the annual meeting of shareholders of the corporation held at the office of the corporation, 720 Olive Street, St. Louis, Missouri, on January 28, 1971.

     3. The vote for and against said amendment was as follows: 529,562 shares of preferred stock, voting as a separate class, were entitled to vote on said amendment, and of said shares, 457,993 shares (being in excess of 75%) were voted for and 13,342 shares were voted against said amendment; 4,143,693 shares of common stock were entitled to vote on said amendment, and of said shares, 3,174,872 shares (being in excess of 75%) were voted for and 404,258 shares were voted against said amendment.

     4. The total number of shares authorized by the Articles of Incorporation of this corporation at the time of the vote on the aforesaid amendment was 8,013,620, consisting of 7,133,620 shares of common stock of the par value of $4.00 per share, and 880,000 shares of preferred stock of the par value of $25.00 per share. The preference, rights, privileges, restrictions and other distinctive features of the shares of each class of stock of this corporation are set forth in said Articles of Incorporation in Articles III, III-A and III-B.

     IN WITNESS WHEREOF, Laclede Gas Company has caused its corporate seal to be affixed and this certificate to be signed by L. M. Liberman, its President and Chairman of its meeting of shareholders, and attested by R. L. Eckhart, its Secretary, this 5th day of February, 1971.

(SEAL)                                   LEE M. LIBERMAN
                                   President and Chairman of the
                                   -----------------------------
                                      Meeting of Shareholders
                                      -----------------------

Attest:

               R. L. ECKHART
                 Secretary
                 ---------


STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     I, Geraldine Ann Walker, a notary public, do hereby certify that on this 5th day of February, 1971, personally appeared before me L. M. Liberman, who, being by me first duly sworn, declared that he is the President of Laclede Gas Company, that he signed the foregoing document as President of the corporation and as Chairman of the meeting of shareholders referred to in said document, and that the statements therein contained are true.

     My commission expires:  July 21, 1971.

                                        GERALDINE ANN WALKER
                                            Notary Public
                                            -------------

(Seal)

(Filed and Certificate issued February 8, 1971--James C. Kirkpatrick
                                                Corporation Dept.
                                                Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     1. The present name of the Corporation is "Laclede Gas Company". The name under which it was originally organized was "The Laclede Gas Light Company".

     2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on January 27, 1983.

     3. Article IV was amended to read as follows:

                                 "ARTICLE IV

     The number of directors shall be fixed (or changed) from time to time by, or in the manner specified in, the bylaws; provided that the total number of directors (as thus fixed or changed) constituting the Board of Directors shall in no event be less than nine (9) nor more than twelve (12). None of such directors need be shareholders of this cor-
poration.   This corporation shall give written notice to the Secretary of State of the number of the directors thus fixed (or changed) by any method, such notice to be given within thirty (30) calendar days of each date when the number of directors is thus fixed (or changed). The director shall be elected by cumulative voting as provided by Missouri law, and shall, without limiting their other powers, have the power to make, alter, amend or repeal the bylaws of this corporation."

     4. Of the 4,363,025 shares outstanding, 4,363,025 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                                   Number of
                                                  Outstanding
                         Class                      Shares
                         -----                    -----------

                        Common                     4,363,025


     5. The number of shares voted for and against the amendment was as follows:

                                                       No. Voted
     Class                No. Voted For                 Against
     -----                -------------                ---------

     Common                 3,197,606                    72,453


     IN WITNESS WHEREOF, the undersigned, LACLEDE GAS COMPANY by its President, Lee M. Liberman, has executed this instrument and its Secretary, David L. Gardner, has affixed its corporate seal hereto and attested said seal on the 27th day of January, 1983.

                                        LACLEDE GAS COMPANY

(Seal)                                   By         LEE M. LIBERMAN
                                                      President
                                                      ---------

ATTEST

          DAVID L. GARDNER
             Secretary
             ---------

STATE OF MISSOURI     )
                      ) SS.
CITY OF ST. LOUIS     )

     I, Betty J. Richardson, a notary public, do hereby certify that on this 27th day of January, 1983, personally appeared before me Lee M. Liberman who, being by me first duly sworn, declared that he is the President of Laclede Gas Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                        BETTY J. RICHARDSON
(Seal)                                      Notary Public
                                            -------------

     My commission expires April 11, 1985.

(Filed and Certificate issued January 27, 1983--James C. Kirkpatrick
                                                Corporation Dept.
                                                Secretary of State)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     1. The present name of the Corporation is Laclede Gas Company. The name under which it was originally organized was The Laclede Gas Light Company.

     2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on January 26, 1984.

     3. Article III-A was amended, effective as of the close of business on February 20, 1984, to read as follows:

     RESOLVED, that the first sentence (including the two parenthetically numbered clauses of said first sentence) of
Article III-A of the Articles of Incorporation of Laclede Gas Company is hereby deleted in its entirety, effective as of the close of business on
                                ----------------------------------------
February 20, 1984, and superseded effective on the same date, by the
- -----------------
following first sentence of said Article III-A:

                               "ARTICLE III-A

     The aggregate number of shares which this corporation shall have authority to issue is 21,480,000 shares, divided into two (2) classes, a class of common stock and a class of preferred stock, and the number of shares of each class is:

     (1) 20,000,000 shares of common stock of the par value of $2.00 per share; and

     (2) 1,480,000 shares of preferred stock of the par value of $25.00 per share."

     4. Of the 4,665,879 shares outstanding, 4,363,025 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                                   Number of
                                                  Outstanding
                         Class                      Shares
                         -----                    -----------
                        Common                     4,363,025

     5. The number of shares voted for and against the amendment was as follows:

                                                       No. Voted
     Class                No. Voted For                 Against
     -----                -------------                ---------

     Common                 3,618,521                    27,297


     6. If the amendment changed the number or par value of authorized shares having a par value the amount of increase in dollars of authorized shares having a par value as changed is:

                                  $11,465,520

     7. If the amendment provides for an exchange, reclassification, or
                                                   ----------------
cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

     (a) each share of this corporation's $4.00 per share par value common stock, issued and outstanding or held in the treasury of this corporation, is hereby reclassified, converted and changed into two (2) fully paid and non-assessable shares of the common stock of this corporation having a par value of $2.00 per share, said two (2) shares to be evidenced respectively by the certificates referred to in subclauses (c) and (d) below;

     (b) the entire stated capital in respect to all of the issued shares of this corporation's $4.00 per share par value common stock, shall remain unchanged and shall continue to be allocated pro rata to all of the issued shares of this corporation's common stock, having a par value of $2.00 per share, then issued immediately following the effectiveness of the Amendment (or to be issued to effectuate the reclassification of shares and stock split-up referred to in subclause
(a) above);

     (c) each certificate formerly representing one or more shares of this corporation's $4.00 per share par value common stock (a
"Certificate") will, without further action, represent the same number of shares of this corporation's $2.00 per share par value common stock; and

     (d) each holder of record of a Certificate as of the close of business on the effective date of the Amendment shall be entitled to receive, as soon as practicable, and without surrender of the Certificate, an additional certificate, or additional certificates,
                ----------                 ----------
representing that number of shares of common stock of this corporation, having a par value of $2.00 per share, equal to the number of shares of common stock represented by the Certificate.

     IN WITNESS WHEREOF, the undersigned, LACLEDE GAS COMPANY by its President, Lee M. Liberman, has executed this instrument and its Secretary, David L. Gardner, has affixed its corporate seal hereto and attested said seal on the 26th day of January, 1984.

                                        LACLEDE GAS COMPANY

(SEAL)                                   By             LEE M. LIBERMAN
                                                          President
                                                          ---------

ATTEST

          DAVID L. GARDNER
             Secretary
             ---------

STATE OF MISSOURI     )
                      ) SS.
COUNTY OF ST. LOUIS   )

     I, Betty J. Richardson, a notary public, do hereby certify that on this 26th day of January, 1984, personally appeared before me Lee M. Liberman who, being by me first duly sworn, declared that he is the President of Laclede Gas Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                        BETTY J. RICHARDSON
(SEAL)                                      Notary Public
                                            -------------

     My commission expires 4/11/85.

(Filed and Certificate issued January 26, 1984--James C. Kirkpatrick
                                                Corporation Dept.
                                                SECRETARY OF STATE)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     1. The present name of the Corporation is Laclede Gas Company. The name under which it was originally organized was The Laclede Gas Light Company.

     2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on January 26, 1984.

     3. Article IV was amended to read as follows:

     RESOLVED, that the Articles of Incorporation of Laclede Gas Company are hereby amended by restating Article IV thereof as Section A of
Article IV, as amended; and by adding immediately thereafter three
(3) new Sections to said Article IV, as amended, to be known respectively as Sections B, C, and D thereof; so that Article IV, as thus amended, will read, in its entirety, as follows:

                                 "ARTICLE IV

A.      Number of Directors

     The number of directors shall be fixed (or changed) from time to time by, or in the manner specified in, the bylaws; provided that the total number of directors (as thus fixed or changed) constituting the Board of Directors shall in no event be less than nine (9) nor more than twelve (12). None of such directors need be shareholders of this corporation. This corporation shall give written notice to the Secretary of State of the number of the directors thus fixed (or changed) by any method, such notice to be given within thirty (30) calendar days of each date when the number of directors is thus fixed (or changed). The directors shall be elected by cumulative voting as provided by Missouri law, and shall, without limiting their other powers, have the power to make, alter, amend or repeal the bylaws of this corporation.

B.     Classification of Directors

     The time of service and mode of classification of the Board of Directors shall be set in the bylaws of this corporation; provided,
                                                          --------
however, that the Board of Directors shall be classified into three (3)
- -------
classes, each class to be elected for a three (3) year term, and to be of a size as nearly equal to the other classes as possible, and with successive annual elections of the respective classes (so that one separate class will be elected each year). The classification of the Board of Directors, as set forth in the proviso portion of the
                                        -------
immediately preceding sentence of this Section B, shall, however, be subject and subordinate to those provisions contained in numbered subdivision 9 of Article III-A of these Articles of Incorporation, which provisions set forth certain special rights of holders of outstanding shares of preferred stock to elect directors following the occurrence of certain defaults in the payment of dividends thereon.

C.     Removal of Directors

     At a meeting called expressly for such purpose, directors may be removed in the manner provided in this Section C of Article IV. The entire Board of Directors may be removed, with or without cause, only by a vote of not less than two-thirds (2/3) of all the outstanding shares entitled to vote at such meeting. Subject to the provisions of the final sentence of this Section C, less than the entire Board of Directors may be removed, with or without cause, only by a vote of not less than two-thirds (2/3) of all the outstanding shares entitled to vote at such meeting; provided, however, that no director may be
                      -----------------
removed, if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the class of directors of which he is a part. Whenever the holders of the outstanding shares of any class are then entitled to elect one or more directors, the provisions of this Section C of Article IV shall apply (with respect to the removal of any such director or directors so elected) to the vote of the holders of the outstanding shares of that class, and not to the vote of all outstanding shares as a whole. Notwithstanding any of the foregoing, any director of this corporation may, pursuant to Missouri law, be removed for cause, by action of a majority of the entire Board of Directors, if the director to be removed shall, at the time of removal, fail to meet the qualifications stated in the Articles of Incorporation or bylaws for election as a director, or shall be in breach of any agreement between such director and this corporation relating to such director's services as a director or employee of this corporation.

D.     Amendment

     This Article IV may be amended, repealed, deleted or otherwise changed, only upon the affirmative vote of not less than two-thirds
(2/3) of all of the outstanding shares entitled to vote at a meeting called for such purpose; provided, however, that whenever the holders of
                         -----------------
the outstanding shares of any class are then entitled to elect one or more directors, any amendment amending, repealing, deleting or otherwise changing this Article IV, shall also require the affirmative vote of not less than two-thirds (2/3) of the outstanding shares of each such class."

     4. Of the 4,665,879 shares outstanding, 4,363,025 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                                   Number of
                                                  Outstanding
                         Class                      Shares
                         -----                    -----------

                        Common                     4,363,025


     5. The number of shares voted for and against the amendment was as follows:

                                                       No. Voted
     Class                 No. Voted For                Against
     -----                 -------------               ---------

     Common                 3,242,684                   134,889


     IN WITNESS WHEREOF, the undersigned, LACLEDE GAS COMPANY by its President, Lee M. Liberman, has executed this instrument and its Secretary, David L. Gardner, has affixed its corporate seal hereto and attested said seal on the 26th day of January, 1984.

                                        LACLEDE GAS COMPANY

(SEAL)                                   By                    LEE M. LIBERMAN
                                                                  President
                                                                  ---------
ATTEST

          DAVID L. GARDNER
             Secretary
             ---------

STATE OF MISSOURI   )
                    )  SS.
COUNTY OF ST. LOUIS )

     I, Betty J. Richardson, a notary public, do hereby certify that on this 26th day of January, 1984, personally appeared before me Lee M. Liberman who, being by me first duly sworn, declared that he is the President of Laclede Gas Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

(SEAL)                                   BETTY J. RICHARDSON
                                           Notary Public
                                           -------------

     My commission expires 4/11/85.

(Filed and Certificate issued January 26, 1984--James C. Kirkpatrick
                                                Corporation Dept.
                                                SECRETARY OF STATE)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     1. The present name of the Corporation is Laclede Gas Company. The name under which it was originally organized was The Laclede Gas Light Company.

     2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on January 26, 1984.

     3. Article VII was amended to read as follows (present Article VII being renumbered as Article VIII):

     RESOLVED, that the Articles of Incorporation of Laclede Gas Company are hereby amended to add the following new Article VII, and to renumber the present Article VII thereof as Article VIII.


                                "ARTICLE VII

     A.  Approval

     The approval of any Business Combination (as hereinafter defined) shall, in lieu of any lesser affirmative vote of shareholders required by law, require at least the higher of the following affirmative votes
                             ------
of the outstanding shares of this corporation entitled to vote at a regular or at a special meeting of shareholders called for such purpose: (i) the affirmative vote of eighty percent (80%) of all of such outstanding shares; or (ii) the affirmative vote of a majority of all of such outstanding shares which are not then owned directly or indirectly by a Substantial Shareholder (as hereinafter defined), plus
                                                                  ----
the affirmative vote of all of such shares then owned directly or indirectly by the Substantial Shareholder; provided, however, that any
                                           -----------------
such Business Combination may be approved on the affirmative vote required by law if:

     (1) There are one or more Continuing Directors (as hereinafter defined), and the Business Combination shall have been approved by a majority of them; or

     (2) All of the following conditions of clauses (a) and (b) below have been met:

      (a) The cash, or Fair Market Value (as hereinafter defined) of the property, securities or other consideration to be received per share by the shareholders of each class of stock of this corporation in the Business Combination is not less than the highest of:

     (i) the highest per share price paid by the Substantial
Shareholder for the acquisition of any shares of such class, with appropriate adjustments for stock splits, stock dividends and like distributions; or

     (ii) the Fair Market Value (as defined in Article VII B
(5) (a) below) of such share; or

     (iii) the highest price then being offered for such share in any other bona fide offer outstanding on the date the Business Combination is approved by the board of directors.

     (b) Subsequent to the Substantial Shareholder's becoming a Substantial Shareholder, but prior to the consummation of the Business Combination, (and except as otherwise approved by a majority of the Continuing Directors):

     (i) there shall have been no failure to declare and pay on the regular date therefor any full quarterly dividends due on the outstanding preferred stock and/or any preference stock of this corporation; and

     (ii) there shall have been: (A) no reduction in the annual rate of dividends paid on the common stock of this corporation (except as necessary to reflect any subdivision of such common stock); and (B) no failure to increase such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of common stock of this corporation.


B. Definitions

     For purposes of this Article VII, the following terms shall have the following respective meanings:

     (1) The term "Affiliate" and the term "Associate" shall have the respective meanings which were contained in the definitions thereof set forth as of November 30, 1983 in Rule 12b-2 under the Exchange Act.

     (2) The term "Business Combination" shall mean:

     (a) any merger or consolidation of this corporation or any subsidiary of this corporation with (i) any Substantial Shareholder or
(ii) any other corporation (whether or not itself a Substantial
Shareholder) which is, or after such merger or consolidation would be, an Affiliate of a Substantial Shareholder, regardless of which entity survives; or

     (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to, or with, any Substantial Shareholder, of any assets of this corporation or any subsidiary of this corporation, or both, which assets have an aggregate fair market value of more than ten million dollars ($10,000,000); or

     (c) the adoption of any plan or proposal for the liquidation or dissolution of this corporation proposed by or on behalf of a Substantial Shareholder; or

     (d) any transaction involving this corporation or any of its subsidiaries, including, without limitation, the issuance or transfer of any securities of, any reclassification of securities of, or any recapitalization of, this corporation or any of its subsidiaries, or any merger or consolidation of this corporation with any of its subsidiaries (whether or not involving a Substantial Shareholder), if the transaction would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of this corporation (or any subsidiary) owned directly or indirectly by a Substantial Shareholder.

     (3) The term "Continuing Director" shall mean any member of the board of directors of this corporation who is not an Affiliate or Associate of the Substantial Shareholder, and who was a member of the board of directors prior to the time that the Substantial Shareholder became a Substantial Shareholder; and any successor of a Continuing Director, if the successor is not an Affiliate or Associate of the Substantial Shareholder and is recommended or elected to succeed a Continuing Director by a majority of Continuing Directors.

     (4) The term "Exchange Act" shall mean the Securities Exchange Act of
1934.

     (5) The term "Fair Market Value" shall mean:

     (a) in the case of stock, the highest closing sale price per share of a share of such stock during the 30-day period immediately preceding the approval of the Business Combination by the board of directors of this corporation (such date of board of directors' approval being hereinafter called the "Approval Date") as reported by any United States securities exchange registered under the Exchange Act on which such shares are listed, or, if such shares are not listed on any such securities exchange, then the highest closing bid quotation for any of such shares as reported during the aforesaid 30-day period on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such closing sales price or bid quotation is reported, the fair market value, as determined on the Approval Date by a majority of Continuing Directors; or

     (b) in the case of property or securities other than cash or stock, the fair market value of said property or securities on the Approval Date, as determined by a majority of the Continuing Directors.

     (6) The term "Substantial Shareholder" shall mean and include any individual, corporation, partnership or other person or entity which, together with its Affiliates and Associates is at any time the "Beneficial

Owner" (as determined in accordance with the criteria set forth as of November 30, 1983 under Rule 13d-3 under the Exchange Act) in the aggregate of more than ten percent (10%) of the outstanding shares of this corporation, entitled to vote in an election of directors; and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity.

C. Amendment

     This Article VII may be amended only upon at least the higher of the
                                                            ------
following affirmative votes of the outstanding shares of this corporation entitled to vote at a regular or at a special meeting of shareholders called for such purpose: (i) the affirmative vote of eighty percent (80%) of all such outstanding shares; or (ii) the affirmative vote of a majority of all of such outstanding shares which are not then owned directly or indirectly by a Substantial Shareholder, plus the affirmative vote of all of such shares then
                         ----
owned directly or indirectly by the Substantial Shareholder; provided,
                                                             --------
however, that this Article VII may be amended upon the affirmative vote of a
- -------
simple majority of such shares if: (1) there is not then a Substantial Shareholder, and such amendment has been approved by a majority of the board of directors; or (2) there is then a Substantial Shareholder, and such amendment has been approved by a majority of the Continuing Directors."

     4. Of the 4,665,879 shares outstanding 4,363,025 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                                   Number of
                                                  Outstanding
                         Class                      Shares
                         -----                    -----------

                        Common                     4,363,025

     5. The number of shares voted for and against the amendment was as follows:

                                                       No. Voted
     Class                No. Voted For                 Against
     -----                ------------                 ---------
     Common                 3,220,016                   149,795


     IN WITNESS WHEREOF, the undersigned, LACLEDE GAS COMPANY by its President, Lee M. Liberman, has executed this instrument and its Secretary, David L. Gardner, has affixed its corporate seal hereto and attested said seal on the 26th day of January, 1984.

                                        LACLEDE GAS COMPANY

(SEAL)                                   By                    LEE M. LIBERMAN
                                                                   President
                                                                   ---------
ATTEST

          DAVID L. GARDNER
             Secretary
             ---------

STATE OF MISSOURI   )
                    )  SS.
COUNTY OF ST. LOUIS )

     I, Betty J. Richardson, a notary public, do hereby certify that on this 26th day of January, 1984, personally appeared before me Lee M. Liberman who, being by me first duly sworn, declared that he is the President of Laclede Gas Company, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

(SEAL)                                   BETTY J. RICHARDSON
                                           Notary Public
                                           -------------

     My commission expires 4/11/85.

(Filed and Certificate issued January 26, 1984--James C. Kirkpatrick
                                                Corporation Dept.
                                                SECRETARY OF STATE)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION


     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     1. The present name of the Corporation is LACLEDE GAS COMPANY. The name under which it was originally organized was THE LACLEDE GAS LIGHT COMPANY.

     2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on January 22, 1987.

     3. Article Number #VIII is amended to read as follows:  (present
Article VIII being renumbered as Article IX):

     RESOLVED FURTHER, that the Articles of Incorporation of Laclede Gas Company are hereby amended to add the following new Article VIII, and to renumber the present Article VIII thereof as Article IX:


                                "Article VIII

     A. This corporation shall indemnify each of its Directors and Officers to the full extent specified by Section 351.355 of the Revised Statutes of Missouri, as amended from time to time, (the "Indemni-fication Statute") and, in addition, shall indemnify each of them against all expenses (including, without limitation, all attorneys' fees, judgments, fines and amounts paid in settlement) incurred by such Director or Officer in connection with any claim (including without limitation any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of this corporation or any other corporation) by reason of the fact that such Director or Officer is or was serving this corporation or at the request of this corporation in any of the capacities referred to in the Indemnification Statute or arising out of such Director's or Officer's status in any such capacity, provided that this corporation shall not indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct, or to the extent that such indemnification shall otherwise be finally adjudged to be prohibited by applicable law.

     B. This corporation may, to such extent as it deems appropriate and as may be permitted by the Indemnification Statute, indemnify any other person referred to in the Indemnification Statute against any such expenses incurred by such person in connection with any such claim by reason of the fact that such person is or was serving this corporation, or at the request of this corporation, in any of such capacities or arising out of such person's status in any such capacity.

     C. This corporation is authorized to give or supplement any of the aforesaid indemnifications by bylaw, agreement or otherwise and fund them by insurance to the extent it deems appropriate. Amounts to be paid under this Article shall be disbursed at such times and upon such procedures as this corporation shall determine. All such indemnifica-tion shall continue as to any person who has ceased to serve in any of the aforesaid capacities and shall inure to the benefit of the heirs, devisees and personal representatives of such person. The Indemnifica-tion provided for under Section A or given or supplemented under this Section C of this Article VIII shall survive elimination or modification of this Article with respect to any such expenses incurred in connection with claims arising out of acts or omissions occuring prior to such elimination or modification and persons to whom such indemnification is given shall be deemed to have commenced or continued their services in reliance upon all of the foregoing, and shall be entitled to rely upon such indemnification as a contract with this corporation, and/or as a third party beneficiary with respect to this Article VIII."

     4. Of the 8,049,865 shares outstanding, 7,867,731 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

                                             Number of
                                            Outstanding
               Class                          Shares
               -----                        -----------

              Common                         7,867,731

     5. The number of shares voted for and against the amendment was as follows:
                                             No. Voted
          Class          No. Voted For        Against
          -----          -------------       ---------

         Common           5,924,523           199,777

     6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is: N/A. If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: N/A.

     7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected: N/A.

     IN WITNESS WHEREOF, the undersigned, Laclede Gas Company by its President, Lee M. Liberman, has executed this instrument and its Secretary, David L. Gardner has affixed its corporate seal hereto and attested said seal on the 22nd day of January, 1987.

                                   LACLEDE GAS COMPANY

(SEAL)                              By:         LEE M. LIBERMAN
                                                    President
                                                    ---------
ATTEST:

               DAVID L. GARDNER
                  Secretary
                  ---------


STATE OF MISSOURI   )
                    ) SS.
CITY OF ST. LOUIS   )

     I, Betty J. Richardson, a Notary Public, do hereby certify that on this 22nd day of January, 1987, personally appeared before me Lee M. Liberman who, being by me first duly sworn, declared that he is the President of Laclede Gas Company that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


(SEAL)                                   BETTY J. RICHARDSON
                                             Notary Public
                                             -------------

     My commission expires 4/11/89.

(Filed and Certificate issued January 22, 1987 - Roy D. Blunt
                                                 Corporate Dept.
                                                 SECRETARY OF STATE)

                              LACLEDE GAS COMPANY

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     1. The present name of the Corporation is LACLEDE GAS COMPANY. The name under which it was originally organized was THE LACLEDE GAS LIGHT COMPANY.

     2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on January 27, 1994, to be effective February 11, 1994.

     3. Article Number III-A is amended effective as of the close of business on February 11, 1994, as follows:

     RESOLVED, that the first sentence (including the two parentheti-cally numbered clauses of said first sentence) of Article III-A of the Articles of Incorporation of Laclede Gas Company is hereby deleted in its entirety, effective as of the close of business on February 11, 1994, and superseded effective on the same date, by the following first sentence of said Article III-A;

                               "ARTICLE III-A

     The aggregate number of shares which this corporation shall have authority to issue is 51,480,000 shares, divided into two (2) classes, a class of common stock and a class of preferred stock, and the number of shares in each class is:

     (1) 50,000,000 shares of common stock of the par value of $1.00 per share; and

     (2) 1,480,000 shares of preferred stock of the par value of $25.00 per share."

     4. Of the 7,793,231 common shares outstanding, 7,793,231 of such shares were entitled to vote on such amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class                    Number of Outstanding Shares
               -----                    ----------------------------

            Common Stock                         7,793,231

     5. The number of shares voted for and against the amendment was as follows:

           Class          No. Voted For          No. Voted Against           Abstain
           -----          -------------          -----------------           -------

     Common Stock           6,070,166                 51,151                 71,864

     6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is: $50,000,000 - 50 million authorized shares at $1.00 par value.

     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: N/A

     7.     If the amendment provides for an exchange, reclassification, or
                                                       -----------------
cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

(a) each share of this corporation's $2.00 per share par value common stock, issued and outstanding or held in the treasury of this corporation, is hereby reclassified, converted and changed into two (2) fully paid and non-assessable shares of the common stock of this corporation having a par value of $1.00 per share, said two (2) shares to be evidenced respectively by the certificates referred to in subclauses (c) and (d) below;

(b) the entire stated capital in respect to all of the issued shares of this corporation's $2.00 per share par value common stock, shall remain unchanged and shall continue to be allocated pro rata to all of the issued shares of this corporation's common stock, having a par value of $1.00 per share, then issued immediately following the effectiveness of the Amendment (or to be issued to effectuate the reclassification of shares and stock split-up referred to in subclause (a) above);

(c) each certificate formerly representing one or more shares of this corporation's $2.00 per share par value common stock (a "Certificate") will, without further action, represent the same number of shares of this corporation's $1.00 per share par value common stock; and

(d) each holder of record of a Certificate as of the close of business on the effective date of the Amendment and this corporation as holder of the treasury shares certificates shall be entitled to receive, as soon as practicable, and without surrender of the Certificate, an additional
                                                             ----------
certificate, or additional certificates, representing that number of
                ----------
shares of common stock of this corporation, having a par value of $1.00 per share, equal to the number of shares of common stock represented by the Certificate; and

(e) appropriate corresponding adjustments shall be made regarding shares of common stock registered in book entry form.

     IN WITNESS WHEREOF, the undersigned, Robert C. Jaudes, President has executed this instrument and its Secretary, Donald L. Godiner, has affixed its corporate seal hereto and attested said seal on the 27th day of January, 1994.

                                        LACLEDE GAS COMPANY
(Seal)




Attest:                                        By    ROBERT C. JAUDES
    DONALD L. GODINER                                   President
       Secretary


State of Missouri     )
                      ) SS.
City of St. Louis     )
     I, PATRICIA P. HICKS, a Notary Public, do hereby certify that on this 27th day of January, 1994, personally appeared before me Robert C. Jaudes who, being by me first duly sworn, declared that he is the President of Laclede Gas Company that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.


                                               PATRICIA P. HICKS
(Notarial Seal)                                  Notary Public



                                   My commission expires June 27, 1994